SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 26, 1999


                                XL CAPITAL LTD
               ________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


        Cayman Islands                   1-10804                98-0191089
 (State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)





  Cumberland House, 1 Victoria Street, Hamilton, Bermuda             HM 11
 ------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                      (Zip Code)



                  (441) 292-8515
--------------------------------------------------------
  (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

          XL Capital Ltd, a limited liability company organized and incorporated under the laws of the Cayman Islands ("XL"), Dasher Acquisition Corp., a Delaware corporation and a direct, wholly-owned subsidiary of XL ("Sub"), and NAC Re Corp., a Delaware corporation ("NAC Re"), entered into Amendment No. 1 dated as of April 26, 1999 (the "Amendment") to the Agreement and Plan of Merger, dated as of February 15, 1999 (the "Merger Agreement"), pursuant to which Sub will merge with and into NAC Re with NAC Re being the surviving corporation and becoming a wholly-owned subsidiary of XL (the "Merger").

          A copy of the Amendment is included as Exhibit 99.1 hereto.



































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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit   Description

99.1 Amendment No. 1, dated as of April 26, 1999, among XL Capital Ltd, Dasher Acquisition Corp. and NAC Re Corp.







































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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 1999

                                         XL CAPITAL LTD

                                         By:    /s/ PAUL S. GIORDANO
                                               --------------------------------
                                               Paul S. Giordano
                                               Secretary and General Counsel



































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                                 EXHIBIT INDEX

Exhibit   Description


99.1 Amendment No. 1, dated as of April 26, 1999, among XL Capital Ltd, Dasher Acquisition Corp. and NAC Re Corp.









































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